UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

August 13, 2002
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
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(Address of principal executive offices)

336-229-1127
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(Registrant's telephone number, including area code)



ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)   Exhibits:

99.1  - Certification of Chief Executive Officer and
        Chief Financial Officer of Laboratory Corporation of America Holdings, dated August 13, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002.


ITEM 9. Regulation FD Disclosure.

        On August 13, 2002, the Chief Executive Officer and the Chief Financial Officer of Laboratory Corporation of America Holdings furnished to the Securities and Exchange Commission a personal certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A Copy of the certification is furnished as Exhibit 99.1 to this Current Report. Laboratory Corporation of America Holdings also furnished this certification as correspondence accompanying its Quarterly
     Report on Form 10-Q for the quarter ended June 30, 2002, which was filed with the Commission on August 13, 2002.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary



Date: August 13, 2002